Exhibit 10.3
FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED LEASE AGREEMENT NO. 1

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LEASE AGREEMENT NO. 1 (this “First Amendment”) is entered into as of May 6, 2022, by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company (“HPT” and, collectively with HPT TA Properties Trust, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company (“Tenant”).

WHEREAS, Landlord and Tenant are parties to that certain Second Amended and Restated Lease Agreement No. 1, dated as of October 14, 2019 (the “Lease”); and

WHEREAS, the TA Travel Center located at 7265 N. Baker Road, Fremont, Indiana (the “Fremont Property”) is subject to the Lease;
WHEREAS, the Fremont Property is the subject of a ground lease effective as of August 12, 2002 (as assigned from time to time, the “Fremont Lease”), as evidenced by that certain Memorandum of Leases recorded August 20, 2002 as Instrument 02080600 of the records of Steuben County, Indiana; and

WHEREAS, the Fremont Lease has been amended by that certain First Amendment to and Assignment of Lease Agreement, Equipment Lease, and Sewer and Water Well Use Agreement by and among Quadland Corporation, an Ohio corporation, Tewel Corporation, a Delaware corporation, HPT, and Tenant dated as of March 21, 2022 (the “Fremont Amendment”), as evidenced by that certain Notice of First Amendment to and Assignment of Leases recorded March 29, 2022 as Instrument 22030694 of the records of Steuben County, Indiana; and

WHEREAS, the Fremont Amendment assigned from HPT to Tenant the tenant’s interest under the Fremont Lease; and

WHEREAS, Landlord and Tenant desire to amend the Lease to reflect the removal of the Fremont Property from the definitions of “Land” and of “Property” under the Lease, due to the assignment of the Fremont Lease to Tenant;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that the Lease is hereby amended as of March 21, 2022, as follows:

1.Capitalized Terms. Capitalized terms used but not otherwise defined in this First Amendment shall have the meanings given such terms in the Lease.

2.Lease Amendment. (a) The list preceding Exhibits A-1 through A-36 of the Lease is hereby deleted in its entirety and replaced with the list attached hereto and incorporated herein by this reference, and (b) Exhibit A-13 of the Lease is hereby deleted in its entirety and replaced with Exhibit A-13 attached hereto and incorporated herein by this reference. Accordingly, the Fremont Property is no longer a Property and the land which previously had been described in Exhibit A-13 is no longer included in the definition of Land, as “Property” and “Land” are defined by Section 2.1 of the Lease.

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3.    Ratification. The Lease, as amended by this First Amendment, is hereby ratified and confirmed. For the avoidance of doubt, all references in the Lease to the “Agreement” shall mean and refer to the Lease as amended by this First Amendment.

IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment as a sealed instrument as of the date first above written.
LANDLORD:
HPT TA PROPERTIES TRUST,
a Maryland real estate investment trust
By:    /s/ Todd Hargreaves
    Name: Todd Hargreaves
    Its: President
HPT TA PROPERTIES LLC,
a Maryland limited liability company
By:    /s/ Todd Hargreaves
    Name: Todd Hargreaves
    Its: President
TENANT:
TA OPERATING LLC,
a Delaware limited liability company
By:    /s/ Peter J. Crage
    Name: Peter J. Crage
    Its: E.V.P., C.F.O. & Treasurer

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EXHIBITS A-1 through A-36
LAND

Exhibit	TA Site No.	Property Address	Commencement Date	Initial Base Year
A-1	226	1501 N. Fort Grant Road, Wilcox, AZ 85643	June 9, 2015	2015
A-2	311	I-40 & I-55 at Club Road, W. Memphis, AR 72301	May 30, 2007	2012
A-3	160	27769 Lagoon Drive, Buttonwillow, CA 93206	June 9, 2015	2015
A-4	162	4325 Guasti Road, Ontario, CA 91761	June 9, 2015	2015
A-5	163	12310 S. Highway 33, Santa Nella, CA 95322	June 9, 2015	2015
A-6	174	12151 W. 44th Avenue, Wheat Ridge (Denver West), CO 80033	June 9, 2015	2015
A-7	171	3 East Industrial Road, Branford (New Haven), CT 06405	June 9, 2015	2015
A-8	178	2112 Highway 71 South, Marianna, FL 32448	June 9, 2015	2015
A-9	197	8909 20th Street, Vero Beach, FL 32966	June 9, 2015	2015
A-10	177	4401 Highway 17, Richmond Hill (Savannah), GA 31324	June 9, 2015	2015
A-11	44	19 N. 430 Route 20, Hampshire (Elgin), IL 60140	June 9, 2015	2015
A-12*	236*	21 Romines Dr., Morris, IL 60450*	June 9, 2015*	2015*
A-13		Intentionally Deleted
A-14	382	4230 West Highway 24, Remington, IN 47977	June 22, 2016	2017
A-15	46	224 Highway 65 South, Tallulah, LA 71284	June 9, 2015	2015
A-16	151	7401 Assateague Drive, Jessup, MD 20794	June 9, 2015	2015
A-17	89	200 Baker Road, Dexter (Ann Arbor), MI 48130	June 9, 2015	2015
A-18	47	2150 Russell Mt. Gilead Rd., Meridian, MS 39301	June 9, 2015	2015
A-19	108	8050 Dean Martin Drive, Las Vegas, NV 89139	January 17, 2019	2015
A-20	172	200 North McCarran Blvd., Sparks, NV 89431	June 9, 2015	2015
A-21	211	108 Ocean Drive, Greenland, NH 03840	June 9, 2015	2015
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A-22	8	3404 W. Highway 66, Gallup, NM 87301	June 9, 2015	2015
A-23	14	202 N. Motel Blvd., Las Cruces, NM 88005	June 9, 2015	2015
A-24	208	9616 Commerce Drive, Dansville, NY 14437	June 9, 2015	2015
A-25	24	940 US Rt. 42, NE, London, OH 43140	June 9, 2015	2015
A-26	15	8834 Lake Road, Seville, OH 44273	June 9, 2015	2015
A-27	58	5400 Seventy Six Drive, Youngstown, OH 44515	June 9, 2015	2015
A-28	212	6 Buckhorn Road, Bloomsburg, PA 17815	June 9, 2015	2015
A-29	3	245 Allegheny Blvd., Brookville, PA 15825	June 9, 2015	2015
A-30	117	13011 Old Hickory Blvd., Antioch, TN 37013	June 9, 2015	2015
A-31	49	2105 S. Goliad Street, Rockwall, TX 75087	June 9, 2015	2015
A-32	60	8836 N. Highway 40, Tooele (Salt Lake City), UT 84074	June 9, 2015	2015
A-33	143	1025 Peppers Ferry Rd., Wytheville, VA 24382	June 9, 2015	2015
A-34	176	46630 North Bend Way, North Bend (Seattle East), WA 98045	June 9, 2015	2015
A-35	339	10506 West Aero Road, Spokane, WA 99224	May 30, 2007	2012
A-36	187	4000 I-80 Service Rd., Burns (Cheyenne), WY 82053	June 9, 2015	2015

[See attached copies.]

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Exhibit A-13
INTENTIONALLY DELETED